Exhibit 99.2

Zentrum Mikroelektronik Dresden AG,
Dresden, Germany
Unaudited Condensed Consolidated Statement of Financial Position
as of June 30, 2015 and December 31, 2014

ASSETS
		June 30, 2015		December 31, 2014
	Note	kEUR		kEUR
Non-current assets
Intangible assets
Concession, industrial and similar rights, an licenses		712		763
Goodwill		168		168
Development work		6,735		6,119
			7,615	7,050
Property, plant and equipment			7,302	7,231

Investment and Loans
Loans to shareholder	7, 9		11,721	11,498

Other assets	7	7		5
Deferred tax assets		5,965		4,122
			5,972	4,127
			32,610	29,906
Current assets
Inventories	5		17,934	18,203

Receivables and other assets
Trade receivables	7	3,973		3,741
Other assets	7	2,175		2,030
			6,148	5,771
Cash and cash equivalents	7		5,628	4,199
			29,710	28,173
			62,320	58,079

LIABILITIES AND EQUITY
		June 30, 2015		December 31, 2014
	Note	kEUR		kEUR
Equity	6
Capital stock		15,750		15,750
Capital reserves		20,580		20,580
Retained earnings and accumulated deficit		-930		-2,734
Translation adjustment		2,142		2,289
			37,542	35,885
Non-current liabilities
Other non-current provisions		304		303
Liabilities to banks	7	5,978		7,562
Liabilities from finance leases	7	1,694		1,549
			7,976	9,414
Current liabilities
Tax provisions		121		132
Other current provisions		4,935		4,448
Liabilities to banks	7	5,826		2,606
Payments received on account for orders		—		8
Trade payables	7	3,748		3,747
Liabilities from finance leases	7	978		1,061
Other current liabilities	7	1,194		778
			16,802	12,780
			62,320	58,079

Zentrum Mikroelektronik Dresden AG,
Dresden, Germany
Unaudited Condensed Consolidated Statement of Profit or Loss
for the six months ended June 30, 2015 and 2014

		June 30, 2015	June 30, 2014
	Note	kEUR	kEUR
1. Revenue		32,697	30,399
2. Changes in inventories of finished goods and work in progress		-513	1,506
3. Other own work capitalized		1,470	1,524
4. Other operating income		1,944	1,148
5. Cost of materials	5	10,489	12,948
6. Personnel expenses	3	14,903	13,549
7. Amortization and impairments of intangible assets and depreciation and impairments of property, plant and equipment		1,779	2,453
8. Other operating expenses		7,156	6,100
9. Result from ordinary activities		1,271	-473
10. Investment Income		223	224
11. Other interest and similar income		1	2
12. Interest and similar expenses		178	192
13. Earnings before taxes		1,317	-439
14. Income taxes benefit/(expense)		1,787	-1,127
15. Profit (loss) for the period		3,104	-1,566

Zentrum Mikroelektronik Dresden AG,
Dresden, Germany
Unaudited Condensed Consolidated Statement of Comprehensive Income (Loss)
for the six months ended June, 30 2015 and 2014

	June 30, 2015	June 30, 2014
	kEUR	kEUR
Profit (loss) for the period	3,104	-1,566
Currency translation effects[1]	-147	-13
Total comprehensive income (loss) for the period	2,957	-1,579
Consolidated income (loss) attributable to
– Owners of the ZMDI-Group	3,104	-1,566
Total comprehensive income (loss) attributable to
– Owners of the ZMDI-Group	2,957	-1,579

_____________________________
1 Items that may be reclassified subsequently to profit or loss

Zentrum Mikroelektronik Dresden AG,
Dresden, Germany
Unaudited Condensed Consolidated Statement of Changes in Equity
for the six months ended June 30, 2015 and 2014

	Capital stock	Capital reserves	Retained earnings and net accumulated deficit	Translation adjustment	Total equity
	kEUR	kEUR	kEUR	kEUR	kEUR
Balance at January 1, 2014	15,750	28,480	-6,241	2,479	40,468
Profit (loss) for the period	—	—	-1,566	—	-1,566
Net income directly recognized in equity	—	—	—	—	—
Total comprehensive income for the period	—	—	-1,566	—	-1,566
Currency translation effects	—	—	—	-13	-13
Dividends	—	—	—	—	—
Buy-back of own shares	—	-2,027	—	—	-2,027
Withdrawal from capital reserves	—	-2,000	—	—	-2,000
Balance at June 30, 2014	15,750	24,453	-7,807	2,466	34,862
Balance at January 1, 2015	15,750	20,580	-2,734	2,289	35,885
Profit (loss) for the period	—	—	3,104	—	3,104
Net income directly recognized in equity	—	—	—	—	—
Total comprehensive income for the period	—	—	3,104	—	3,104
Currency translation effects	—	—	—	-147	-147
Dividends	—	—	-1,300	—	-1,300
Buy-back of own shares	—	—	—	—	—
Withdrawal from capital reserves	—	—	—	—	—
Balance at June 30, 2015	15,750	20,580	-930	2,142	37,542

Zentrum Mikroelektronik Dresden AG,
Dresden, Germany
Unaudited Condensed Consolidated Statement of Cash Flow
for the six months ended June 30, 2015 and 2014

	June 30, 2015	June 30, 2014
	kEUR	kEUR
Consolidated profit (loss) for the period	3,104	-1,566
Adjustments for: Income tax benefit/(expense)recognized in profit or loss	-1,787	1,127
Income taxes paid	-48	-25
Depreciation, impairment, and amortization	1,779	2,453
Financial result	-46	-34
Change in inventories	270	-2,443
Change in trade receivables	-231	2,137
Change in trade payables	1	386
Change in other current and non-current assets and liabilities	232	29
Cash flow from operating activities	3,274	2,064
Purchases of intangible assets	-1,563	-1,570
Proceeds from sale of property, plant and equipment	—	708
Purchases of property, plant and equipment	-855	-1,192
Net cash outflow on acquisition of subsidiaries	—	—
Dividends received from investments accounted for using the equity method	—	—
Interest received	1	2
Cash flow from investing activities	-2,417	-2,052
Payment for buy-back of shares	—	-2,027
Dividends paid to owners of the company	-820	-1,273
Proceeds from borrowings	3,462	3,500
Repayment of borrowings	-1,783	-1,104
Interest paid	-170	-187
Cash flow from financing activities	689	-1,091
Change in cash and cash equivalents
Exchange-rate changes in cash and cash equivalents	-147	-13
Liquid funds at the beginning of the period	3,908	6,139
Liquid funds at the end of period	5,307	5,047

Notes to the unaudited consolidated condensed interim financial statements
1.    General information

Zentrum Mikroelektronik Dresden AG (“ZMD AG” or “ZMDI”) is a company domiciled in Dresden, Germany. These condensed consolidated interim financial statements (“interim financial statements”) as at and for the six months ended 30 June 2015 comprise ZMDI and the following subsidiaries (together referred to as “Group” or the “ZMDI-Group”): ZMD America Inc., Santa Clara/USA; ZMD Fareast Ltd., Hong Kong; ZMD Eastern Europe EOOD, Varna/Bulgaria; Senterra Ltd., Hong Kong; Shenteran Ltd., Shenzhen/PR China.

ZMDI's primary business activities consist of the development, production, marketing and sale of integrated circuits, micro-electronic components and devices as well as all therewith related activities.

These interim financial statements were authorized for issue by ZMDI’s Board of Directors on January 22, 2016.

2.    Accounting policies

a)	Basis of preparation
These interim financial statements have been prepared in accordance with International Accounting Standard (“IAS”) 34, Interim Financial Reporting, and should be read in conjunction with the audited consolidated financial statements as at and for the year ended December 31, 2014. They do not include all the information required for a complete set of International Financial Reporting Standards as adopted by the EU (“IFRS”) financial statements. However, selected explanatory notes are included to explain events and transactions that are significant to an understanding of the changes in the Group’s financial position and performance since the last annual consolidated financial statements as at and for the year ended December 31, 2014. Management does not consider the business to be seasonal or cyclical.

The reporting currency is Euro. As used in this report, “Euro”, “EUR” and “€” refer to the lawful currency of the Federal Republic of Germany and other participating member states of the European Union. If not otherwise stated, the amounts are indicated in thousand euros (“kEUR”).

b)	Use of judgements and estimates

In preparing these interim financial statements, management has made judgements, estimates and assumptions that affect the application of accounting policies and the reported amounts of assets and liabilities, income and expense. Actual results may differ from these estimates. The significant judgements made by management in applying the Group’s accounting policies and the key sources of estimation uncertainty were the same as those that applied to the consolidated financial statements as at and for the year ended December 31, 2014.

c)	Changes in accounting policies

The following standards have been applied for the first time in the first six months of the 2015 fiscal year:

Amendments to IAS 19 – Defined Benefit Plans: Employee Contributions
The amendments clarify that contributions from employees or third parties that are linked to service have to be attributed to the periods of service according to IAS 19.70. Furthermore, the accounting for contributions that are independent of the number of years of employee service has been simplified. This amendment is effective for annual periods beginning on or after 1 July 2014. It does not have a material impact on the consolidated financial statements of ZMD AG.

Annual Improvements to IFRSs 2010-2012 Cycle

The amendments address the following issues: IFRS 2 (Definition of 'vesting condition'), IFRS 3 (Accounting for contingent consideration in a business combination), IFRS 8 (Aggregation of operating segments), IFRS 8 (Reconciliation of the total of the reportable segments' assets to the entity's assets), IFRS 13 (Short-term receivables and payables), IAS 7 (Interest paid that is capitalized), IAS 16/IAS 38 (Revaluation method - proportionate restatement of accumulated depreciation), and IAS 24 (Key management personnel). These amendments consist mainly of editorial changes to existing standards. The amendments are effective for annual periods beginning on or after 1 July 2014. The first-time application has no significant impact on the interim financial statements.

Annual Improvements to IFRSs 2011-2013 Cycle

The amendments address the following issues: IFRS 1 (Meaning of effective IFRSs), IFRS 3 (Scope exceptions for joint ventures), IFRS 13 (Scope of paragraph 52 (portfolio exception)), and IAS 40 (Clarifying the interrelationship of IFRS 3 Business Combinations and IAS 40 Investment Property when classifying property as investment property or owner-occupied property). These amendments consist mainly of editorial changes to existing standards. The amendments are effective for annual periods beginning on or after 1 July 2014. The first-time application has no significant impact on the interim financial statements.

IFRS 16 Leases (applicable for financial years starting on or after January 1, 2019)

This standard sets out the principles for the recognition, measurement, presentation and disclosure of leases. As a major change compared to IAS 17, IFRS 16 eliminates the classification of leases as either operating leases or finance leases for a lessee. Instead leases will in general be treated similarly to finance leases according to IAS 17. Lessees will recognise the right of use of an asset as lease asset (right-of-use asset) or together with property, plant and equipment, and a corresponding lease liability.

In general, the most significant effect of the first-time adoption of IFRS 16 will be an increase in lease assets and financial liabilities. ZMD AG is currently evaluating in detail the impact the standard will have on the consolidated financial statements.
3.    Personnel expenses

The personnel expenses can be analyzed as follows:

	June 30, 2015	June 30, 2014
	kEUR	kEUR
Wages and salaries	13,038	11,791
Social security	1,865	1,758
	14,903	13,549
4.    Employee participation – stock option program

To support self-dependent, entrepreneurial acting and simultaneously let our employees participate in the added value of ZMDI, we created and implemented stock option programs for members of the Executive Management Board and employees of ZMD AG, members of the management and employees of current and future affiliated companies. There have been no changes, or new plans, to the plans described in our audited consolidated financial statement as at and for the year ended December 31, 2014. There have been no options granted or exercised during the six months ended June 30, 2015 and June 30, 2014. Total options forfeited were 91,250 and 50,300 for the six months ended June 30, 2015 and 2014, respectively.

As noted in the subsequent events footnote, ZMDI was acquired by IDT on December 7, 2015. As part of the acquisition closing terms, the former shareholders of ZMDI assumed the liabilities related to change of control payments.
5.    Inventories

During the current period write-downs of inventories of kEUR 480 (June 30, 2014: kEUR 0 have been charged to profit or loss. The write-down reduces the carrying amount of inventories to their net realizable value.

The carrying amount of the inventories, recognized at fair value less costs of disposal (net realizable value), amounts to kEUR 126 (June 30, 2014: kEUR 1,104).
6.    Equity

With regard to the changes in equity, we also refer to the statement of changes in equity.
The following dividends were declared by ZMDI:

	June 30, 2015	June 30, 2014
	kEUR	TEUR
Dividends declared	1,300	2,000

In terms of the 2015 dividend declared of kEUR 1,300, an amount of kEUR 820 was paid before June 30, 2015 and the remaining amount of kEUR 480 subsequent to June 30, 2015.
7.    Additional disclosures on financial instruments

The fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

In addition, for financial reporting purposes, fair value measurements are categorized into Level 1, 2 or 3 based on the degree to which the inputs to the fair value measurements are observable and the significance of the inputs to the fair value measurement in its entirety, which are described as follows:

•	Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the entity can access at the measurement date;

•	Level 2 inputs are inputs, other than quoted prices included within Level 1, that are observable for the asset or liability, either directly or indirectly; and

•	Level 3 inputs are unobservable inputs for the asset or liability.

The fair values of the financial assets and financial liabilities included in the level 2 and level 3 categories above have been determined in accordance with generally accepted pricing models based on a discounted cash flow analysis, with the most significant input being the discount rate that reflects the credit risk of counterparties.

The fair value of the non-current financial assets have been determined in accordance with generally accepted pricing models based on a discounted cash flow analysis, with the most significant inputs being the discount rate that reflects the credit risk of the counterparty.

The following table compares the fair values and the carrying amounts of the financial assets and liabilities at June 30, 2015 and December 31, 2014.

After comparison with the current market interest rates, the fair value of these liabilities corresponds to the carrying amount of the liabilities as at June 30, 2015 and December 31, 2014.

For financial instruments such as short-term trade receivables and payables, the carrying amount is a reasonable approximation of the fair value.

The amount of cash and equivalents kEUR 5,628 (June 30, 2014 kEUR 5,337) consists of kEUR 5,307 (June 30, 2014 kEUR 5,047) liquid funds and kEUR 321 (June 30, 2014 kEUR 290) restricted cash.

June 30, 2015
Financial assets	Level	Fair Value		Carrying amounts				Balance sheet values
			Cash and cash equivalents	Loans and receivables	Derivative financial instruments	Assets held-for-sale	Trade securities	Total carrying amounts

Cash and Cash equivalents	n/a	5,628	5,628	—	—	—	—	5,628
Trade receivables	n/a	3,973	—	3,973	—	—	—	3,973
Other current assets	n/a	1,700	—	1,700	—	—	—	1,700
Non-current financial assets	2	12,228	—	11,721	—	—	—	11,721
Total		23,529	5,628	17,394	—	—	—	23,022

June 30, 2015
Financial liabilities	Level	Fair Value		Carrying amounts		Balance sheet values
			Other liabilities	Derivative financial instruments	outside of IAS 39	Total carrying amounts

Current financial liabilities	n/a	6,804	5,826	—	978	6,804
Trade payables	n/a	3,748	3,748	—	—	3,748
Other current liabilities	n/a	1,040	1,040	—	—	1,040
Non-current financial liabilities	2	7,673	5,978	—	1,694	7,672
Total		19,265	16,592	—	2,672	19,264

December 31, 2014
Financial assets	Level	Fair Value		Carrying amounts				Balance sheet values
			Cash and cash equivalents	Loans and receivables	Derivative financial instruments	Assets held-for-sale	Trade securities	Total carrying amounts

Cash and cash equivalents	n/a	4,199	4,199	—	—	—	—	4,199
Trade receivables	n/a	3,741	—	3,741	—	—	—	3,741
Other current assets	n/a	2,030	—	2,030	—	—	—	2,030
Non-current financial assets	2	12,220	—	11,498	—	—	—	11,498
Total		22,190	4,199	17,269	—	—	—	21,468

December 31, 2014
Financial liabilities	Level	Fair Value		Carrying amounts		Balance sheet values
			Other liabilities	Derivative financial instruments	outside of IAS 39	Total carrying amounts

Current financial liabilities	n/a	3,668	2,607	—	1,061	3,668
Trade payables	n/a	3,747	3,747	—	—	3,747
Other current liabilities	n/a	918	918	—	—	918
Non-current financial liabilities	2	9,111	7,562	—	1,549	9,111
Total		17,444	14,834	—	2,610	17,444

8.    Subsequent events

On June 19, 2015 and closing date July 22, 2015, a license, manufacturing rights and technology transfer agreement was entered into with Altera Corporation, San Jose/USA. Under this agreement ZMDI granted patent license, product license and software license with respect to digital power management to Altera. In consideration Altera agreed to pay a license fee of mUSD 10 (kEUR 9,209)to ZMDI which are broken down into three installments spread over 2015 to 2017. First installment of mUSD 4 (kEUR 3,684) was paid in August 2015. In connection with this agreement former ZMDI employees of the Irish branch in Limerick were transferred to Altera.

On July 7, 2015, a credit agreement was entered into with UniCredit Bank AG. The line of credit amounts to mEUR 5 and is granted for a three years term. In connection with this credit agreement UniCredit Bank AG joined the existing security pool agreement with Deutsche Bank AG and HSH Nordbank AG. Under this security pool agreement ZMDI pledged inventories as well as certain accounts receivables not covered by the existing factoring agreement.

In addition ZMDI changed the factoring company from Commerzfactoring GmbH to Factor Bank AG, a subsidiary of Unicredit Bank Group. The factoring agreement was signed on September 28, 2015, and has a ceiling amount of kEUR 8,000.

Integrated Device Technology, Inc. (“IDT”) – a semiconductor company headquartered in San Jose, USA announced on October 26, 2015, an agreement to acquire ZMDI for total cash consideration of mUSD 307, equivalent to mEUR 282. The acquisition was closed on December 7, 2015.

9.    Related parties
Global ASIC GmbH:

As of June 30, 2015, the largest shareholder and ultimate parent company of ZMDi was Global ASIC GmbH, Dresden, Germany, with a share of 63.0%. The following loan was provided to Global ASIC GmbH:

	June 30, 2015	December 31, 2014
	kEUR	kEUR
Loans including interest	11,721	11,498

The loans made to Global ASIC GmbH bear fixed interest rates. Interests for all loans granted are deferred until final maturity. The other interest and similar income is disclosed within the item "Income from loans of financial assets".
Related persons:
The total remuneration for members of key management personnel and of the Supervisory Board developed as follows:

	June 30, 2015	June 30, 2014
	kEUR	kEUR
Remuneration of management members in key positions	983	957
Remuneration of Supervisory Board	36	34
	1,019	991

The total remuneration of management members in key positions also includes benefits in kind, notably in form of company car use. The remuneration is disclosed independently of the payment dates in the amount of the recorded expense.

A claim was filed at ZMD America by a former managing director objecting an unlawful cancelation of the employment contract. Therefore, ZMDI has recognised provisions of kEUR 756 (December 31, 2014: kEUR 879. Subsequent to June 30, 2015, the filed claim could be closed by an out of court settlement.

Dresden/Germany, January 22, 2016

/s/ Frank Schulze Frank Schulze